January 26, 1998


[Name]
[Address]

         Re:  Indemnification Agreement

Dear                :
     ---------------

     This letter reflects the agreement of EXCEL Communications, Inc., a Delaware corporation (the "Company"), to indemnify you against expenses and liabilities to which you may become subject in connection with your services to the Company. In consideration of your providing your services to the Company, the Company hereby agrees with you as follows:

     1. (a) Subject to Sections 3, 7 and 9 below, to the fullest extent permitted by law, you shall be indemnified and held harmless by the Company from and against any and all judgments, fines, excise taxes, amounts paid in settlement, losses, damages, expenses (including, wherever expenses are referred to in this agreement, legal fees and disbursements and court costs reasonably incurred) and other liabilities, whether joint or several, arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative, regulatory or investigative in nature, in which you may be or become involved, or threatened to be involved, as a party or otherwise, by reason of (i) your present or former status as an officer, director, employee, partner, member, agent or trustee of the Company or any Affiliated Person (as defined below), or (ii) any action actually or allegedly taken or omitted by you in any such capacity, if with respect to the matter at issue you acted in a manner reasonably believed to be in good faith and in a manner you reasonably believed to be in, or not opposed to, the best interests of the Company or such Affiliated Person, as the case may be, and, with respect to any criminal proceeding, had no reasonable cause to believe your conduct was unlawful. However, you shall not be entitled to indemnification with respect to any amount paid in settlement if the settlement was effected without the Company's prior written consent, which shall not be unreasonably withheld.

     (b) Subject to Sections 7 and 9 below, to the extent that you are successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1(a) hereof, or in defense of any claim, issue or matter raised therein or resolved thereby, you shall be indemnified by the Company against expenses reasonably incurred by you in connection therewith.

     (c) To the extent you are required to serve or prepare to serve as a witness in any action, suit or proceeding (whether civil, criminal, administrative, regulatory or investigative in nature), including any investigation by any legislative body, by reason of your services as a director, officer, partner, member, employee, agent or trustee of the Company or any Affiliated Person, but excluding service as a witness in an action, suit or proceeding commenced by you, the Company shall indemnify you, subject to Sections 7 and 9 below, against expenses reasonably incurred by you in connection therewith on a current basis, upon receipt of statement(s) requesting such indemnification, averring such service and reasonably evidencing such expenses.

     2. Subject to the last sentence of Section 3 hereof and to Sections 7 and 9 below, to the fullest extent permitted by law, expenses reasonably incurred by you in investigating, responding to or defending any claim, demand, action, suit or proceeding in which you may be or become involved, or threatened to be involved, as a party or otherwise, by reason of your present or former status as an director, officer, employee, partner, member, agent or trustee of the Company or any Affiliated Person, or in serving or preparing to serve as a witness in any action, suit or proceeding referred to in Section 1(b) hereof, shall be advanced (or promptly reimbursed) by the Company, from time to time, to you as such expenses are reasonably incurred prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Company of an undertaking by you to repay the amount advanced if it ultimately shall be determined that you are not entitled to be indemnified against such expenses hereunder. The Company shall not require any guarantee, surety or other credit enhancement as a condition to, or as part of, such undertaking on your part.

     3.  Any  indemnification  under  Section  1(a)  above  shall be made by the
Company only as authorized in the specific case upon a determination that indemnification is proper in the circumstances because you have met the
applicable   standard  of  conduct  set  forth  in  Section  1(a)  above.   Such
determination shall be made by the Board of Directors of the Company by a majority vote of the directors thereof who are not and were not parties to the action, suit or proceeding (if any) in respect of which you are seeking indemnity or, if such a quorum is not obtainable or, even if obtainable, a quorum of directors likewise disinterested directs, by independent legal counsel in a written opinion or, if the Board of Directors so determines, by the Company's stockholders (the "Initial Determining Body") and best efforts shall be used to make any such determination within 10 business days of a request therefor. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that you did not act in a manner reasonably believed to be in good faith and in a manner which you reasonably believed to be in or not opposed to the best interests of the Company or an Affiliated Person, as the case may be, and, with respect to any criminal action or proceeding, that you had reasonable cause to believe that your conduct was unlawful, unless a judicial determination shall have been made in such action, suit or proceeding specifically to such effect. You shall be conclusively determined to have met the applicable standard of conduct for entitlement to indemnification hereunder thirty business days after having made a written request to the Company for such a determination, unless a negative determination has been made within such thirty business day period or a determination as to your compliance with the applicable standard of conduct could not reasonably be made within such period by reason of the unavailability of information reasonably required therefor. In the event the Initial Determining Body shall not be able to timely make a determination as to your entitlement to indemnification, or if such a determination is made but is negative, you shall be entitled to a de novo judicial determination thereof by any court of competent jurisdiction, but the Company shall not be required to advance to you the expenses incurred by you in connection with any such proceeding and only shall be required to indemnify you against such expenses reasonably incurred by you if a court of competent jurisdiction shall have determined that you met the applicable standard of conduct.

     4. The advancement of expenses and indemnification herein provided shall be in addition to any other rights to which you may be entitled in your capacity as an officer, director, employee, partner, member, agent or trustee of the Company or any Affiliated Person or any other person under any provision of the certificate or articles of incorporation or organization, by-laws, partnership or trust or operating agreement or other constitutive documents thereof or any other agreement therewith of which you may be a beneficiary, or as a matter of law, or otherwise, subject, however, to the provisions of Section 9(b) hereof.

     5. You shall be entitled to indemnification as provided in Section 1 hereof and advancement of expenses as provided in Section 2 hereof with respect to any liability arising out of any claim, demand, action, suit or proceeding involving any action actually or allegedly taken or omitted to be taken by you with respect to any employee benefit plan of the Company or any Affiliated Person, or any trust thereunder, including any such plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, while you were serving or acting in any administrative or fiduciary capacity for such plan or trust, provided that (i) you were requested to so serve or act by the Company or any Affiliated Person and (ii) in the case of indemnification, you acted with respect to the matter at issue in a manner reasonably believed to be in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of the participants and beneficiaries of such plan. Notwithstanding any conflict that may exist between the interest of any such plan (or the participants or beneficiaries thereof) and the Company or any Affiliated Person in any particular circumstance, any action taken or omitted to be taken by you in any administrative or fiduciary capacity with respect to any such plan in a manner you reasonably believed to be in or not opposed to the best interests of the participants and beneficiaries thereof shall be conclusively deemed to have been in or not opposed to the best interests of the Company or such Affiliated Person. Your entitlement to such indemnification in a specific case shall be determined in accordance with Section 3 hereof.

     6. You shall not be denied indemnification or advancement of expenses, in whole or in part, hereunder solely as a result of any direct or indirect ownership interest or personal financial interest you have or had in the Company, any Affiliated Person or any entity directly or indirectly owning any interest therein which also is involved in the transaction or matter with respect to which indemnification or advancement of expenses is sought by you hereunder, unless it shall have been determined that with respect to the matter at issue you did not act in a manner reasonably believed to be in good faith or did not act in a manner you reasonably believed to be in or not opposed to the best interests of the Company or Affiliated Person involved in such matter. No obligation or liability you may have, or may be asserted to have, to the Company or any Affiliated Person shall reduce or mitigate the Company's obligation to make any payment to you hereunder or be offset against any such obligation.

     7. Notwithstanding anything contained in this agreement, you shall not be entitled to the benefits of this agreement with respect to any expense or liability incurred by you in connection with any action, suit or proceeding that you at any time commence against the Company or any Affiliated Person or any officer, director, partner, member, employee, agent or trustee thereof, other than in respect of any expenses reasonably incurred by you in the successful enforcement of your rights hereunder against the Company.

     8. The rights to indemnification and advancement of expenses provided to you hereunder is for your benefit and that of your respective heirs, distributees, executors and administrators and shall not be deemed to create any right to indemnification or advancement of expenses for the benefit of any other person. This letter agreement shall be binding upon the successors and assigns of the Company.

     9. (a) The term "Affiliated Person" shall mean (i) each corporation in the stock or securities of which the Company has directly or indirectly invested,
(ii) each partnership of which the Company is a general or limited partner or in the partner interests or securities of which the Company has directly or indirectly invested, (iii) each joint venture of which the Company is a joint venturer or in the joint venture interests or securities of which the Company has directly or indirectly invested, (iv) each limited liability company of which the Company is a member or in the membership interests or securities of which the Company has directly or indirectly invested, (v) each trust (including any trust under any employee benefit plan) of which the Company is a beneficiary (or in the case of a trust under an employee benefit plan of which the Company is a sponsor) or in the trust interests or securities of which the Company has directly or indirectly invested or to which the Company has made a loan or the indebtedness of which the Company has guaranteed, provided, in the case of each such corporation, partnership, joint venture, limited liability company or trust, that you served as an officer, director, employee, partner, member, agent or trustee thereof, or of any corporation, partnership, limited liability company or trust which is a partner thereof, at the request of or to represent the interests of the Company or any Affiliated Person thereof (whether or not you directly or indirectly, had an ownership or personal financial interest therein). For purposes hereof, the Company shall be deemed to have an investment in any corporation, partnership, joint venture, limited liability company or trust in or of which any Affiliated Person has any investment or is a partner, joint venturer, member or trust beneficiary.

     (b) In the event you shall receive a payment from any Affiliated Person, or from any insurance company that provided coverage with respect to your acts or omissions on behalf of the Company or any Affiliated Person, or from any other third party, which payment indemnifies you or holds you harmless from and against any liability (including expenses) in respect of which you would otherwise be entitled to indemnity or an advance of expenses hereunder from the Company, you shall not be entitled hereunder to any duplicative recovery from the Company to the extent of such payment so received by you. In the event, after receiving from the Company an indemnity payment or advance of expenses hereunder in respect of any liability, you shall receive in respect of the same liability any payment from any Affiliated Person or insurance company or other third party, which payments from the Company and such Affiliated Person, insurance company and/or third party total more than the amount of such liability, you shall promptly refund to the Company, without interest, the excess amount. For purposes of apportioning the obligation of the Company to make indemnity payments and to advance expenses to you hereunder in any circumstance where (i) any Affiliated Person, or any insurance company that provided coverage with respect to your acts or omissions on behalf of the Company or any Affiliated Person, or any third party, is at the time also obligated to indemnify you and hold you harmless from and against any liability in respect of which you are entitled to indemnity or an advance of expenses hereunder and (ii) such other party or parties and the Company are at the time ready, willing and able to make such payment to you (including payment in respect of part of such liability), the Company shall make payment to you in accordance with the following priorities (but any such payment shall be subject to the provisions of the preceding sentences of this Section 9(b)): (A) there shall first be applied against such liability any payments (if any) then available from any third party other than an insurance company or Affiliated Person referred to in clauses (B), (C) or (D) below, (B) there shall then be applied against any remaining liability any payments (if any) then available from any insurance company providing coverage with respect to your acts or omissions on behalf of an Affiliated Person, (C) there shall then be applied against any remaining liability any payments (if any) then available from any insurance company providing coverage with respect to your acts or omissions on behalf of the Company, (D) to the extent such liability arises out of your activities or capacity in respect of an Affiliated Person, there shall then be applied against any remaining liability any indemnity payment or advance of expenses (if any) available from such Affiliated Person and (E) the Company shall make payment of any remaining liability; provided, however, that (1) a payment shall not be considered available from any insurance company, Affiliated Person or third party at any time if such person at such time disputes its obligation to make such payment to you and such dispute is not promptly (and in any event within 10 business days of your request for such payment) resolved or if such person by reason of any insolvency proceeding or judicial or administrative proceeding or order or any other reason is then unable to make such payment to you, (2) if there are multiple insurance companies, Affiliated Persons or third parties who, in addition to the Company, are or may be obligated to make indemnity payments or advance expenses to you in respect of the same liability and who are ready, willing and able to make such payments to you and the foregoing priority provisions do not determine the extent of the Company's obligation, the relative obligations of all the other parties shall first be determined in accordance with their relative obligations to you or, if not so established, as they and you shall agree upon and, if not so established, as they, you and the Company shall agree upon (in which respect the Company shall, upon your request, agree to pay a share determined pro rata on the basis of the value of the Company's assets available for such payment in relation to the assets of each such other party available for such payment or the limit of the obligation, as the case may be) and the Company shall be obligated to pay any remaining liability and (3) notwithstanding the foregoing provisions of this sentence, the Company, any such Affiliated Person and any such insurance company may agree to apportion their obligations in any other manner, as long as the full amount of any such liability to which you may be subject is paid and such apportionment does not materially prejudice your future rights to indemnity or advancement of expenses from the Company and all such parties, all as consented to by you, such consent not to be unreasonably withheld by you.

     10. The rights to indemnification and advancement of expenses provided to you hereunder are in consideration of your past services to the Company and its Affiliated Persons and as an inducement for you to continue to provide your services to them.

     11. No amendment or waiver of any provision of this letter agreement shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto. However, the Company may, by notice to you at any time, amend this letter agreement to eliminate or limit your right to indemnification and advancement of expenses hereunder in respect, and only in respect, of your continued service with the Company or any Affiliated Person, or any action taken or omitted by you in respect thereof in any capacity, after receipt by you of such notice.

     12. This letter agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.

     13. If any provision of this agreement, or the application of any provision of this agreement to any particular circumstance, is adjudicated to be unlawful, invalid or unenforceable, the remaining provisions of this agreement, or the application of such provision in any other circumstance, shall continue to be given full force and effect. This letter agreement and the rights and obligations of the parties hereto shall be construed in accordance with and governed by the law of the jurisdiction of organization of the Company (without giving effect to the principles, policies or provisions thereof concerning choice or conflict of law).

     Please acknowledge your acceptance of the above by signing this letter agreement in the space provided below.

                                      EXCEL COMMUNICATIONS, INC.



                                      By:
                                           -------------------------------------
                                           John J. McLaine
                                           President and Chief Operating Officer


AGREED TO AND ACCEPTED
THIS        DAY OF         , 1998
    --------      ---------



---------------------------------
Name